Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Q&K International Group Limited (the “Company”) on Form 20-F for the fiscal year ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guangjie Jin, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 18, 2020

By:	/s/ Guangjie Jin
Name:	Guangjie Jin
Title:	Chairman of the Board of Directors and Chief Executive Officer (principal executive officer)